October 31, 2003


 SUPPLEMENT TO THE APRIL 17, 2003 CLASS A, B, AND C PROSPECTUS FOR PIONEER FUND


The following supplements the corresponding section of the prospectus. Please refer to the prospectus for the full text of the supplemented section.

BUYING, EXCHANGING AND SELLING SHARES

GENERAL RULES ON BUYING, EXCHANGING AND SELLING YOUR FUND SHARES

MINIMUM INVESTMENT AMOUNTS
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B or Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm.





























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                                        (C) 2003 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC